Exhibit 10.26

SECOND AMENDMENT TO CREDIT AGREEMENT This SECOND AMENDMENT TO CREDIT AGREEMENT (this Amendment ), dated as of November 6 , 2024 (the Second Amendment Effective Date ), by and between Alto Ingredients, Inc . , a Delaware corporation ( Borrower ), and OIC Investment Agent, LLC, a Delaware limited liability company, as Administrative Agent and Collateral Agent, (in such capacities, Administrative Agent ) . Borrower and Administrative Agent may occasionally be referred to collectively herein as the Parties or individually as a Party . WHEREAS , Borrower and Administrative Agent entered into that certain Credit Agreement dated as of November 7 , 2022 , among Borrower, the Subsidiary Guarantors signatory thereto, the Lenders from time to time party thereto, and Administrative Agent, as Administrative Agent and Collateral Agent (as amended by that certain First Amendment to Credit Agreement dated as of November 6 , 2023 , the Existing Credit Agreement and the Existing Credit Agreement as expressly amended by this Amendment, the Credit Agreement ) ; WHEREAS , pursuant and subject to Section 10 . 02 (b) of the Credit Agreement, the Parties now desire to modify certain portions of the Existing Credit Agreement, all as set forth herein . NOW, THEREFORE , for and in consideration of the mutual covenants and premises set forth herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows : Section 1 . Amendments to the Existing Credit Agreement . Effective as of the Second Amendment Effective Date, each of Administrative Agent (acting on behalf of the Required Lenders) and Borrower hereby agrees to amend the Existing Credit Agreement as follows : (a) Section 1 . 01 of the Existing Credit Agreement is hereby amended to amend and restate each of the following definitions set forth therein, each to read in their entirety as follows : Adjusted EBITDA means, for any date of determination, an amount equal to Consolidated EBITDA. Consolidated EBITDA means, for any period, an amount equal to consolidated EBITDA for such period as publicly filed or reported. Excess Cash Flow means, for any period: (a) Consolidated EBITDA for such period, less (b) the sum, without duplication, of : (i) the aggregate amount of all principal payments under this Agreement made in cash during such period (including the amount of any scheduled repayment of Loans pursuant 1 to Section 2 . 04 , any voluntary prepayments pursuant to Section 2 . 05 (a) and any mandatory prepayments pursuant to Section 2 . 05 (b) but excluding mandatory prepayments pursuant to Section 2 . 05 (b)(iv) ) ; (ii) the aggregate amount of all interest payments under this Agreement and the ABL Credit Agreement made in cash during such period ; (iii) any amounts paid in cash in connection with the Loans during such period to the extent not funded with Indebtedness ; (iv) the aggregate amount of Capital Expenditures incurred in accordance with the Capital Expenditures Plan and Budget and paid in cash during such period to the extent financed with internally generated cash ; (v) the aggregate amount of scheduled fees and other similar fees payable under the Financing Documents paid in cash during such period ; (vi) the aggregate amount of cash taxes paid by the Loan Parties in such period ; (vii) the aggregate amount necessary to meet the Minimum Liquidity Threshold ; and (viii) the aggregate amount of any Restricted Payments made pursuant to Section 6 . 06 (f) in such period ; plus (c) the sum, without duplication, of the Net Proceeds of any extraordinary, non - recurring or unusual cash income or gains of the Loan Parties for such period, in each case to the extent not included in Consolidated EBITDA for such period . Notwithstanding anything in the definition of any term used in the definition of Excess Cash Flow to the contrary, all components of Excess Cash Flow shall be computed for the Loan Parties on a consolidated basis . Incremental Commitment Expiration Date means April 7 , 2026 . Specified CapEx Commitment Expiration Date means April 7 , 2026 . Section 2 . CO 2 Transportation and Sequestration Agreement . Parties agree and acknowledge that (a) Alto Pekin, LLC, a Subsidiary of the Borrower, and Vault Dragon CCS Holdings LP, a Delaware limited partnership, are contemplating entering into that certain CO 2 Transportation and Sequestration Agreement and (b) other than as set forth in the Credit Agreement, Administrative Agent has not consented to any credit support, guarantee or other form of Indebtedness of the Borrower related thereto . Section 3. Representations and Warranties . 2

(a) Authorization, Etc . Borrower has full corporate, limited liability company, limited partnership or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Amendment and to consummate each of the transactions contemplated herein, and has taken all necessary corporate, limited liability company, limited partnership or other organizational action to authorize the execution, delivery and performance by it of this Amendment . This Amendment has been duly executed and delivered by Borrower and is in full force and effect and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors' rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) by implied covenants of good faith and fair dealing . (b) No Conflict . The execution, delivery and performance by Borrower of this Amendment, as well as the consummation of the transactions contemplated herein, do not and will not (i) conflict with the Organizational Documents of Borrower, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which any Loan Party is a party or by which it is bound or to which any Loan Party's property or assets are subject, except where such contravention, breach or default, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (iii) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law (including, assuming the accuracy of the representations and warranties of the Lenders set forth in a certificate or certificates delivered by the Lenders to Borrower at or prior to any issuance of Participation Shares, federal and state securities laws and regulations and the rules and regulations of any self - regulatory organization to which Borrower or its securities are subject), except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect, or (iv) with respect to each Loan Party, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any Loan Party's property or the Collateral . (c) No Default or Event of Default has occurred and is continuing. (d) The representations and warranties of each Loan Party set forth in the Financing Documents are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Second Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date) . Section 4. Miscellaneous . (a) This Amendment shall become effective on the date first set forth above . On and after the Second Amendment Effective Date, each reference in the Credit Agreement to this Agreement , hereunder , hereof' or words of like import, referring to 3 the Credit Agreement and each reference in each other Financing Document to the Credit Agreement , thereunder , thereof' or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended or otherwise modified by this Amendment . This Amendment shall constitute a Financing Document for purposes of the Credit Agreement . (b) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY DISPUTE OF CLAIMS ARISING IN CONNECTION THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK . (c) Except as expressly set forth in this Amendment, all other terms and conditions of the Credit Agreement shall remain in full force and effect and the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of Borrower or any right, power or remedy of Administrative Agent or the Lenders under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents . All capitalized terms used herein and not otherwise defined or redefined herein shall have the meanings assigned to them in the Credit Agreement, and all terms defined or redefined herein shall be given the meaning set out herein . (d) Sections 10 . 07 (Severability), 10 . 09 (Governing Law ; Jurisdiction ; Etc . ) and 10 . 11 (Headings) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis . (e) This Amendment shall constitute an integral part of the Credit Agreement and be effective as stipulated above and upon signature by the respective Parties and shall remain valid until the date the Credit Agreement expires or otherwise terminates . (f) The undersigned hereby acknowledge that it has read and fully understands the terms of this Amendment, the terms and conditions of which are hereby incorporated and acknowledged by this reference . This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument . This Amendment is binding upon and shall inure to the benefit of Administrative Agent, the Lenders and the Loan Parties and their respective successors and permitted assigns . (g) The undersigned individuals certify that they are competent and authorized to enter into this Amendment on behalf of the Party for whom he or she purports to sign . [ Signature Pages Follow ] 4

IN WITNESS WHEREOF, the Parties, by their authorized representatives, have duly executed this Amendment as of the Second Amendment Effective Date. ALTO INGREDIENTS, INC., as the Borrower By: Name: Robert R. Olander Title: CFO [ Signature Page to Alto Second Amendment to Credit Agreement ]

OIC INVESTMENT AGENT, LLC , as Administrative Agent By: Name: Ethan Shoemaker Title: Investment Partner [ Signature Page to Alto Second Amendment to Credit Agreement ]